                                                                   EXHIBIT 10(e)


                                    SCHEDULE

                  The Executive Severance Agreements ("Agreements") in effect for the executive officers during the quarter ended December 31, 1997 were substantially identical in all material respects. This revised schedule is included pursuant to Instruction 2 of Item 601(a) of Regulation S-K for the purpose of setting forth the material details in which the specific Agreements differ from the form of Agreement filed as Exhibit 10(a) to Applied's Registration Statement on Form S-4 dated July 22, 1997:

                                                                          "Base Compensation"
                                                                           Multiple Pursuant
Name                                Title                                  to Paragraph 3(b)
----                                -----                                  -----------------

J. C. Dannemiller          Chairman, Chief Executive Officer                    Three (3)
                           & President

M. O. Eisele               Vice President & Controller                          Two (2)

J. T. Hopper               Vice President-Information Systems                   Two (2)

F. A. Martins              Vice President-Sales & Field Operations              Two (2)

B. L. Purser               Vice President-Marketing & National Accounts         Two (2)

J. A. Ramras               Vice President-Logistics                             Two (2)

R. C. Shaw                 Vice President-Communications,                       Two (2)
                                    Organizational Learning &
                                    Quality Standards

R. C. Stinson              Vice President-Chief Administrative Officer,         Two (2)
                                     General Counsel & Secretary

J. R. Whitten              Vice President-Chief Financial Officer & Treasurer   Two (2)

                  The continuation of employee benefit plans, programs and arrangements set forth in Paragraph 4 was three (3) years for Mr. Dannemiller and two (2) years for the other executive officers listed.